UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 12, 2013 (Date of earliest event reported:  September 12, 2013)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s 2013 Long Term Incentive Plan (the "LTIP"), as amended and restated as of August 21, 2013, was approved by the shareholders of RBC Bearings Incorporated (the "Company") and became effective on September 12, 2013 at its annual meeting of shareholders. The LTIP is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders on September 12, 2013, the shareholders (1) elected all four of the Company’s nominees for director; (2) ratified the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2014; (3) approved the Company’s 2013 Long Term Incentive Plan with the number of authorized shares to be issued under the 2013 Long Term Incentive Plan equal to 1,500,000; and (4) approved, on an advisory basis, the compensation paid to the Company's named executive officers.

Shares were voted on these proposals as follows:

Proposal 1. The stockholders elected the following four directors to hold office as noted below (or until their respective successors are elected and qualified).

	Nominees	For	Withheld	Broker Non Vote
(a)	Mitchell I. Quain	17,969,980	3,810,971	428,443
(b)	Dr. Thomas O’Brien	21,682,975	97,976	428,443
(b)	Edward Stewart	21,682,675	98,276	428,443
(b)	Daniel Bergeron	19,985,692	1,795,259	428,443

(a) to hold office in Class III for a one year term until the Company’s 2014 Annual General Meeting of Stockholders.

(b) to hold office in Class I for a three year term until the Company’s 2016 Annual General Meeting of Stockholders:

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2014:

For	Against	Abstain	Broker Non Vote
22,205,386	1,296	2,712	0

Proposal 3. To approve the Company’s 2013 Long Term Incentive Plan with the number of authorized shares to be issued under the 2013 Long Term Incentive Plan equal to 1,500,000;

For	Against	Abstain	Broker Non Vote
21,166,920	572,038	41,993	428,443

 Proposal 4. The stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers.

For	Against	Abstain	Broker Non Vote
19,718,172	1,969,734	93,045	428,443

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 RBC Bearings Incorporated 2013 Long Term Incentive Plan (Amended and Restated as of August 21, 2013) as approved by the shareholders on September 12, 2013.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 12 2013

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary

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